Exhibit 10.2

SECURITIES PURCHASE

AGREEMENT

Dated as of July 31, 2007

by and among

AMBIENT CORPORATION,

VICIS CAPITAL MASTER FUND

and

THE OTHER PURCHASERS LISTED ON EXHIBIT A

TABLE OF CONTENTS

Page

SECURITIES PURCHASE AGREEMENT

1

ARTICLE I

PURCHASE AND SALE OF SECURITIES

1

Section 1.1

Purchase and Sale of Securities

1

Section 1.2

Purchase Price and Closing

2

Section 1.3

Conversion Shares / Warrant Shares

3

Section 1.4

Company Security Agreement

3

ARTICLE II

REPRESENTATIONS AND WARRANTIES

3

Section 2.1

Representations and Warranties of the Company

3

Section 2.2

Representations and Warranties of the Purchasers

18

ARTICLE III

COVENANTS

20

Section 3.1

Securities Compliance

20

Section 3.2

Registration and Listing

21

Section 3.3

Inspection Rights

21

Section 3.4

Compliance with Laws

21

Section 3.5

Keeping of Records and Books of Account

21

Section 3.6

Reporting Requirements

22

Section 3.7

Other Agreements

22

Section 3.8

Use of Proceeds

22

Section 3.9

Reporting Status

22

Section 3.10

Disclosure of Transaction

22

Section 3.11

Disclosure of Material Information

23

Section 3.12

Pledge of Securities

23

Section 3.13

Amendments

23

Section 3.14

Distributions

23

Section 3.15

Reservation of Shares

24

Section 3.16

[Intentionally Omitted]

24

Section 3.17

[Intentionally Omitted]

24

Section 3.18

Form SB-2 Eligibility

24

Section 3.19

May 2006 Notes

24

Section 3.20

Subsequent Financings

24

Section 3.21

Board Seats

26

Section 3.22

Additional Affirmative Covenants

27

Section 3.23

Additional Negative Covenants

29

i

TABLE OF CONTENTS

(continued)

Page

ARTICLE IV

CONDITIONS

33

Section 4.1

Conditions Precedent to the Obligation of the Company to Close and to Sell the Securities  33

Section 4.2

Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Securities  33

ARTICLE V

CERTIFICATE LEGEND

36

Section 5.1

Legend

36

Section 5.2

Liquidated Damages

37

Section 5.3

Sales by Purchasers

37

ARTICLE VI

INDEMNIFICATION

37

Section 6.1

Company Indemnity

37

Section 6.2

Indemnification Procedure

38

ARTICLE VII

MISCELLANEOUS

39

Section 7.1

Fees and Expenses

39

Section 7.2

Specific Performance; Consent to Jurisdiction; Venue

39

Section 7.3

Entire Agreement; Amendment

40

Section 7.4

Notices

40

Section 7.5

Waivers

41

Section 7.6

Headings

41

Section 7.7

Successors and Assigns

41

Section 7.8

No Third Party Beneficiaries

41

Section 7.9

Governing Law

41

Section 7.10

Survival

41

Section 7.11

Counterparts

41

Section 7.12

[Intentionally Omitted]

41

Section 7.13

Severability

42

Section 7.14

Further Assurances

42

ii

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT dated as of July 31, 2007 (this “Agreement”) by and among Ambient Corporation, a Delaware corporation (the "Company"), Vicis Capital Master Fund ("Vicis") and each of the other purchasers of the secured convertible promissory notes of the Company whose names are set forth on Exhibit A attached hereto (each a "Purchaser" and collectively with Vicis, the "Purchasers").

WHEREAS, the Company wishes to undertake a convertible debt financing, and pursuant to the terms and conditions of this Agreement, the Company wishes to issue and sell to the Purchasers, and the Purchasers wish to acquire from the Company, the securities identified herein.

WHEREAS, Vicis is the holder of that certain Promissory Note (the "Bridge Note") issued by the Company on June 1, 2007 in the principal amount of $4,000,000.

WHEREAS, Vicis wishes to exchange the Bridge Note and to roll over all accrued and unpaid interest thereon ("Bridge Note Interest") as partial consideration for the securities acquired by Vicis hereunder, and the Company wishes to accept such consideration.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF SECURITIES

Section 1.1

Purchase and Sale of Securities.

(a)

Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase (in the amounts set forth as Exhibit A hereto) from the Company, secured convertible promissory notes in the aggregate principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000), convertible into shares of the Company's common stock, par value $0.001 per share (the “Common Stock”), in substantially the form attached hereto as Exhibit B (the "Notes").  The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), including Regulation D ("Regulation D"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

(b)

Upon the following terms and conditions and for no additional consideration, each of the Purchasers shall be issued (i) Series A Warrants, in substantially the form attached hereto as Exhibit C-1 (the “Series A Warrants”), to purchase the number of shares of Common Stock equal to fifty percent (50%) of the number of Conversion Shares (as defined in Section 1.3 below) issuable as of the Closing Date upon conversion of the Notes purchased by each Purchaser pursuant to the terms of this Agreement, (ii) Series B Warrants, in substantially the form attached hereto as Exhibit C-2 (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”), to purchase the number of shares of Common Stock equal to one hundred percent (100%) of the number of Conversion Shares issuable as of the Closing Date upon conversion of the Notes purchased by each Purchaser pursuant to the terms of this Agreement (each of (i)-(ii) as set forth opposite such Purchaser’s name on Exhibit A hereto).  The Warrants shall expire five (5) years following the Closing Date and shall have an exercise price per share equal to the Warrant Price (as defined in the applicable Warrant).

Section 1.2

Purchase Price and Closing.

(a)

Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the Notes and Warrants for an aggregate purchase price of Seven Million Five Hundred Thousand Dollars ($7,500,000) (the “Purchase Price”).  The closing of the purchase and sale of the Notes and Warrants to be acquired by the Purchasers from the Company under this Agreement shall take place at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036 (the “Closing”) at 10:00 a.m., New York time (i) on or before July 31, 2007; provided, that all of the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such date as the Purchasers and the Company may agree upon (the "Closing Date").  The Purchasers acknowledge and agree that the Company may consummate the sale of additional Notes and Warrants to other purchasers, on terms substantially similar to the terms of this Agreement and the other Transaction Documents (as defined in Section 2.1(b) hereof), including without limitation, all pricing terms, which closing shall occur which closing shall occur no later than one hundred fifty (150) days following the Closing Date, for an aggregate purchase price of up to $5,000,000 (the “Additional Note and Warrant Financing”); provided that each Purchaser shall have a right to exchange the Notes and Warrants acquired by it hereunder for Notes and Warrants issued in the Additional Note and Warrant Financing, if any Purchaser, in its sole discretion, determines that the Additional Note and Warrant Financing provides terms more favorable to purchasers thereof than the Transaction Documents provide to the Purchasers hereof.  The terms "Notes" and "Warrants" shall also be deemed to include the Additional Notes and Additional Warrants. Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to each Purchaser (x) its Notes for the principal amount set forth opposite the name of such Purchaser on Exhibit A hereto, (y) its Warrants to purchase such number of shares of Common Stock as is set forth opposite the name of such Purchaser on Exhibit A attached hereto and (z) any other documents required to be delivered pursuant to Article IV hereof.

(b)

At the Closing: (i) Vicis shall surrender the Bridge Note to the Company for cancellation, waive and release the Company from payment of the Bridge Note Interest accrued and unpaid as of the Closing Date, and shall deliver the Purchase Price as set forth on Exhibit A hereof by wire transfer to an escrow account designated by the escrow agent; and (ii) each other Purchaser shall deliver its Purchase Price as set forth on Exhibit A hereof by wire transfer to an escrow account designated by the escrow agent.

Section 1.3

Conversion Shares / Warrant Shares.  The Company hereby represents and warrants to the Purchasers that it has authorized and has reserved and, it hereby covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of its authorized but unissued shares of Common Stock equal to one hundred ten percent (110%) of the aggregate number of shares of Common Stock to effect the conversion of the Notes and one hundred percent (100%) of the aggregate number of shares of Common Stock to effect the exercise of the Warrants as of the Closing Date.  Any shares of Common Stock issuable upon conversion of the Notes are herein referred to as the “Conversion Shares”.  Any shares of Common Stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the "Warrant Shares".  The Notes, the Warrants, the Conversion Shares, and  the Warrant Shares are sometimes collectively referred to herein as the "Securities".

Section 1.4

Company Security Agreement.  All of the obligations of the Company under the Notes shall be secured by a lien on all the personal property and assets of the Company now existing or hereinafter acquired granted pursuant to a Security Agreement in the form attached hereto as Exhibit E ("Security Agreement"), which, except for Permitted Liens (as hereinafter defined), shall be a first lien.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1

Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchasers, as of the date hereof and the Closing Date (except as set forth on the Schedule of Exceptions delivered to the Purchasers with each numbered Schedule corresponding to the section number herein or in the Commission Documents (as defined below), as follows:

(a)

Organization, Good Standing and Power.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware  and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.  The Company does not have any Subsidiaries (as defined in Section 2.1(g)) or own securities of any kind in any other entity.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect.  For the purposes of this Agreement, "Material Adverse Effect" means (i) any material adverse effect on the business, operations, properties, or financial condition of the Company or its Subsidiaries; (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to timely perform any of its obligations under this Agreement in any material respect; (iii) any material adverse effect on the legality, validity or enforceability of any Transaction Documents.  No proceeding or action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification

(b)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes, the Warrants, the Registration Rights Agreement by and among the Company and the Purchasers, dated as of the date hereof, substantially in the form of Exhibit D attached hereto (the “Registration Rights Agreement”), the Security Agreement, the Escrow Agreement by and among the Company, the Purchasers and the escrow agent, dated as of the date hereof, substantially in the form of Exhibit F attached hereto (the “Escrow Agreement”), the Irrevocable Transfer Agent Instructions (as defined in Section 3.16 hereof), and each of the other agreements or instruments entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents") and to issue and sell the Securities in accordance with the terms hereof.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby, including, without limitation, the issuance of the Notes and the Warrants, have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or stockholders is required.  When executed and delivered by the Company, each of the Transaction Documents shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

(c)

Capitalization.  The authorized capital stock of the Company, the number of shares of such capital stock issued and outstanding, and the number of shares of capital stock reserved for issuance upon the exercise or conversion of all outstanding warrants, stock options, and other securities issued by the Company, as of the date hereof, are set forth on Schedule 2.1(c) hereto.  All of the outstanding shares of the Common Stock and each other outstanding security of the Company have been duly and validly authorized and validly issued, fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act, or pursuant to valid exemptions therefrom.  No shares of Common Stock or any other security of the Company are entitled to preemptive rights, registration rights, rights of first refusal or similar rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company.  Furthermore, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into, or exercisable or exchangeable for, shares of capital stock of the Company.  The Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities.  The Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company.  (i) There are no outstanding debt securities, or other form of material debt of the Company, (ii) there are no contracts, commitments, understandings, agreements or arrangements under which the Company is required to register the sale of any of their securities under the Securities Act, (iii) there are no outstanding securities of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings, agreements or arrangements by which the Company is or may become bound to redeem a security of the Company, and (iv) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.  Any Person (defined below) with any right to purchase securities of the Company that would be triggered as a result of the transactions contemplated hereby or by any of the other Transaction Documents has irrevocably waived all such rights or the time for the exercise of such rights has passed.  There are no options, warrants or other outstanding securities of the Company (including, without limitation, any equity securities issued pursuant to any Company Plan) the vesting of which will be accelerated by the transactions contemplated hereby or by any of the other Transaction Documents.  None of the transactions contemplated by this Agreement or by any of the other Transaction Documents shall cause, directly or indirectly, the acceleration of vesting of any options issued pursuant the Company’s stock option plans.   The Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement.  For purposes of this Agreement, "Person" shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.  The parties agree that for purposes of this Section 2.1(c), only matters disclosed on Schedule 2.1(c) will be deemed disclosed for purposes of this Agreement, notwithstanding the fact such matter may be also disclosed in a Commission Document.

(d)

Issuance of Securities.  The Notes and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Notes and Warrants shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind.  When the Conversion Shares and Warrant Shares are issued and paid for in accordance with the terms of this Agreement and as set forth in the applicable Note or Warrant, as the case may be, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

(e)

No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Notes and the Warrants and the consummation by the Company of the transactions contemplated hereby and thereby, (including, without limitation, the reservation for issuance of the Conversion Shares and the Warrant Shares and the issuance of the Securities as contemplated hereby) do not and will not (i) violate or conflict with any provision of the Company's Certificate of Incorporation (the “Certificate”) or Bylaws (the “Bylaws”), each as amended to date, or any certificate of designations, preferences or rights of any series of preferred stock of the Company; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which the Company’s properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of each trading market on which the Common Stock of the Company is listed, quoted or traded on the date hereof (each a "Trading Market") applicable to the Company or by which any property or asset of the Company are bound or affected, except, with respect to clauses (ii) and (iii) above for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (excluding with respect to federal securities laws ).  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization, or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required under the Exchange Act (as hereinafter defined) to disclose the existence of the transactions contemplated by this Agreement, (ii) the filing of a registration statement pursuant to the Registration Rights Agreement, (iii) application(s) to each applicable Trading Market for the listing of the Conversion Shares and

Warrant Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws.  The Company is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

(f)

Commission Documents, Financial Statements.  The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Company, for the two years preceding the date hereof, has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act.  At the times of their respective filings, all of the aforementioned reports, schedules, forms, statements and other documents required to be filed by it with the Commission, including, without limitation, the Form 10-QSB for the fiscal quarters ended March 31, 2007, September 30, 2006 and June 30, 2006 (collectively, the "Form 10-QSB") and the Form 10-KSB for the fiscal year ended December 31, 2006 (the “Form 10-KSB”and, together with the Forms 10-QSB and the Current Reports filed on each of June 4, 2007, January 29, 2007 and January 3, 2007, the "Commission Documents") complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Each registration statement and any amendment thereto filed by the Company during the two years preceding the date hereof pursuant to the Securities Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the Securities Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission.  Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or year-end adjustments or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g)

Subsidiaries. The Company has no subsidiaries other than Insulated Connections Corporation Limited (the “Subsidiary”).  The Subsidiary currently has no assets and is not currently conducting operations of any kind (business or otherwise), and since January 1, 2001, has not conducted any such operations.  All of the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable.  There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Subsidiary for the purchase or acquisition of any shares of capital stock of the Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock.  Neither the Company nor the Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of the Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence.  Neither the Company nor the Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Subsidiary.

(h)

No Material Adverse Change.  Since March 31, 2007, the Company has not experienced or suffered any Material Adverse Effect, except as disclosed in the Commission Documents.

(i)

No Undisclosed Liabilities.  The Company has not incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company's business or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

(j)

No Undisclosed Events or Circumstances.  Since March 31, 2007, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, which, under Exchange Act, Securities Act, or rules or regulations of any Trading Market, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(k)

Indebtedness.  Schedule 2.1(k) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or Indebtedness for which the Company has commitments, unless previously disclosed in the Commission Documents.  For the purposes of this Agreement, “Indebtedness” shall mean (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, change, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.  For the purposes of this Agreement, "Contingent Obligation" shall mean, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.  The Company is not in violation of any term of any agreement relating to, or in default with respect to, any Indebtedness, except any such violations or defaults as, individually or in the aggregate, would not have a Material Adverse Effect.  The Company is not a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect.

(l)

Title to Assets.  The Company has good and valid title to all of its real and personal property, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances ("Liens").  Any Permitted Liens do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property.  Any leases of the Company are valid and subsisting and in full force and effect with which the Company is in compliance.

(m)

Actions Pending.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Common Stock or the Company, any Subsidiary or any of their respective officers, directors or properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority  (federal, state, county, local or foreign) or Trading Market  (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  To the Company's knowledge, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.  There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company or any of its properties or assets, which individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.  There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(n)

Compliance.

(i)

Neither the Company nor the Subsidiary (A) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (B) is in violation of any order of any court, arbitrator or governmental body, or (C) is in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents.

(ii)

The business of the Company has been and is presently being conducted in accordance with all applicable foreign, federal, state and local governmental laws, rules, regulations and ordinances (including, without limitation, the rules and regulations of applicable communications and energy regulatory authorities), except such that, individually or in the aggregate, the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect.  The Company has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any of the foregoing.

(o)

Taxes.  The Company has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company for all current taxes and other charges to which the Company is subject and which are not currently due and payable.  None of the federal income tax returns of the Company have been audited by the Internal Revenue Service.  The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company for any period, nor of any basis for any such assessment, adjustment or contingency.

(p)

Certain Fees.  The Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section incurred by the Company that may be due in connection with the transactions contemplated by this Agreement.  The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any claim for any such fees created or incurred by the Company.

(q)

Disclosure.  Except for the transactions contemplated by this Agreement and the disclosures made herein, in the Schedules hereto and, with respect to Vicis, pursuant to a non-disclosure agreement between Vicis and the Company, the Company confirms that neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information.  The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. Neither the representations and warranties contained in Section 2.1 of this Agreement or the Schedules hereto nor any other documents, certificates, instruments or other information furnished to the Purchasers by or on behalf of the Company in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

(r)

Intellectual Property.  The Company and its Subsidiaries own or possess the rights to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations which are necessary for the conduct of its business as now conducted (collectively, the "Intellectual Property Rights") without any conflict with the rights of others, except any failures as, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.  Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable measures to protect the value of the, Intellectual Property Rights.

(s)

Environmental Compliance.  The Company has obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any  Environmental Laws.  “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature.  Except for such instances as would not individually or in the aggregate have a Material Adverse Effect and to the knowledge of the Company, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

(t)

Books and Records; Internal Accounting and Disclosure Controls.  The records and documents of the Company accurately reflect in all material respects the information relating to the business of the Company, the location of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.  The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared.  The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(c) of Regulation S-B under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.  The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with United States GAAP and the applicable requirements of the Exchange Act.

(u)

Material Agreements.  Except for the Transaction Documents (with respect to clause (i) only), as disclosed in the Commission Documents or as set forth on Schedule 2.1(u) hereto, or as would not be reasonably likely to have a Material Adverse Effect, (i) the Company has performed all obligations required to be performed by it to date under any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, filed or required to be filed with the Commission (the "Material Agreements"), (ii) the Company has not received any notice of default under any Material Agreement, (iii) the Company is not in default under any Material Agreement now in effect, and no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with or result in a violation or breach of, or give the Company or any other entity the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any Material Agreement, (iv) each Material Agreement is in full force and effect and is valid and enforceable in accordance with its terms.

(v)

Transactions with Affiliates.  There are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any of its customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any person owning at least 5% of the outstanding capital stock of the Company or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder which, in each case, is required to be disclosed in the Commission Documents or in the Company’s most recently filed definitive proxy statement on Schedule 14A, that is not so disclosed in the Commission Documents or in such proxy statement.

(w)

Securities Act of 1933.  Based in material part upon the representations herein of the Purchasers, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder (except in the case of state securities laws, for any failures to comply that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect).  Assuming the accuracy of the representations and warranties in Section 2.2 hereof, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as is contemplated hereby. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any Person, or has taken or will take any action so as to either (i) bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act or  applicable state securities laws, or (ii) trigger shareholder approval provisions under the rules or regulations of any Trading Market.  Neither the Company nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

(x)

Employees.  The Company is not a party to any collective bargaining arrangements or agreements covering any of its employees, nor does it employ any member of a union.  The Company does not have any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company required to be disclosed in the Commission Documents that is not so disclosed. Neither the Company, nor any employee to the knowledge of the Company, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant.  The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  No officer, consultant or key employee of the Company whose termination, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

(y)

Absence of Certain Developments.  Since March 31, 2007, the Company has not:

(i)

issued any stock, bonds or other corporate securities or any right, options or warrants with respect thereto, except pursuant to the exercise or conversion of securities outstanding as of such date;

(ii)

borrowed any amount in excess of $100,000 or incurred or become subject to any other liabilities in excess of $100,000 (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the business of the Company;

(iii)

discharged or satisfied any lien or encumbrance in excess of $100,000 or paid any obligation or liability (absolute or contingent) in excess of $100,000, other than current liabilities paid in the ordinary course of business;

(iv)

declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock, in each case in excess of $50,000 individually or $100,000 in the aggregate;

(v)

sold, assigned or transferred any other tangible assets, or canceled any debts or claims, in each case in excess of $100,000, except in the ordinary course of business;

(vi)

sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights in excess of $100,000, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchasers or their representatives;

(vii)

suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii)

made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix)

made capital expenditures or commitments therefor that aggregate in excess of $100,000;

(x)

entered into any material transaction, whether or not in the ordinary course of business which has not been disclosed in the Commission Documents;

(xi)

made charitable contributions or pledges in excess of $10,000;

(xii)

suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii)

experienced any material problems with labor or management in connection with the terms and conditions of their employment;

(xiv)

altered its method of accounting;

(xv)

issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans;

(xvi)

taken any steps to seek protection pursuant to any bankruptcy or similar law; or

(xvii)

entered into an agreement, written or otherwise, to take any of the foregoing actions.

(z)

Investment Company Act Status.  The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company”, an “affiliated person” of, “promoter” for or “principal underwriter” for, or an entity “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

(aa)

ERISA.  No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (as defined below) by the Company which is or would be materially adverse to the Company.  The execution and delivery of this Agreement and the issuance and sale of the Securities will not involve any transaction which is subject to the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a “party in interest” (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met.  As used in this Section 2.1(aa), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or by any trade or business, whether or not incorporated, which, together with the Company, is under common control, as described in Section 414(b) or (c) of the Code.

(bb)

Independent Nature of Purchasers.  The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents.  The Company acknowledges that the decision of each Purchaser to purchase securities pursuant to this Agreement has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for the placement agent and such counsel does not represent the Purchasers and the Purchasers have retained their own individual counsel with respect to the transactions contemplated hereby.  The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

(cc)

No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act in a manner that would prevent the Company from selling the Securities pursuant to Regulation D and Rule 506 thereof under the Securities Act, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.  The Company does not have any registration statement pending before the Commission or currently under the Commission’s review.  Since December 1, 2006, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

(dd)

Sarbanes-Oxley Act.  The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective and presently applicable to the Company and intends to comply with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness and applicability of such provisions with respect to the Company.

(ee)

Dilutive Effect.  The Company understands and acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

(ff)

DTC Status.  The Company’s current transfer agent is a participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program.

(gg)

Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage of at least $10 million.  To the best of Company’s knowledge, such insurance contracts and policies are accurate and complete.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(hh)

Solvency.  After giving effect to the transactions contemplated hereby to occur at the Closing, the Company will not be Insolvent (as hereinafter defined). For purposes of this Agreement, "Insolvent" means (i) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (ii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iii) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date nor does it have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or similar proceedings or any knowledge of any fact which would reasonably lead a creditor to do so.

(ii)

Listing and Maintenance Requirements.  The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such maintenance requirements.

(jj)

Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(kk)

Foreign Corrupt Practices.  Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ll)

Off-Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(mm)

Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities or (ii) other than the Placement Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities.

(nn)

Inventory.  All inventory of the Company consists of a quality and quantity usable and salable in the ordinary course of business, except for obsolete items and items of below-standard quality, all of which have been or will be written off or written down to net realizable value on the unaudited consolidated balance sheet of the Company and its Subsidiaries as of June 30, 2007.  The quantities of each type of inventory (whether raw materials, work-in-process, or finished goods) are not excessive, but are reasonable and warranted in the present circumstances of the Company.

(oo)

Ranking of Notes.  No Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(pp)

No Disagreements with Accountants. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants formerly or presently employed by the Company.

Section 2.2

Representations and Warranties of the Purchasers.  Each of the Purchasers hereby represents and warrants to the Company with respect solely to itself and not with respect to any other Purchaser as follows as of the date hereof and as of the Closing Date:

(a)

Organization and Standing of the Purchasers.  If the Purchaser is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)

Authorization and Power.  Each Purchaser has the requisite power and authority to enter into and perform its obligations under the Transaction Documents and to purchase the Securities being sold to it hereunder.  The execution, delivery and performance of the Transaction Documents by each Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required.  When executed and delivered by the Purchasers, the other Transaction Documents shall constitute valid and binding obligations of each Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

(c)

No Conflict.  The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby and hereby do not and will not (i) violate any provision of the Purchaser’s charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party or by which the Purchaser’s respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Purchaser or by which any property or asset of the Purchaser are bound or affected, except, in all cases, other than violations pursuant to clauses (ii) or (iii) (with respect to federal and state securities laws) above, except, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Purchaser’s ability to perform its obligations under the Transaction Documents.

(d)

Acquisition for Investment.  Each Purchaser is purchasing the Securities solely for its own account and not with a view to, or for sale in connection with, public sale or distribution thereof.  Each Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition.  Each Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities and (iii) has been given full access to such records of the Company and to the officers of the Company as it has deemed necessary or appropriate to conduct its due diligence investigation.  Each Purchaser understands that its investment in the Securities involves a high degree of risk.

(e)

Rule 144.  Each Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available.  Each Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that such Purchaser has been advised that Rule 144 permits resales only under certain circumstances.  Each Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(f)

General.  Each Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities.  Each Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(g)

No General Solicitation.  Each Purchaser acknowledges that the Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, Internet website or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.  Each Purchaser, in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

(h)

Accredited Investor.  Each Purchaser is an “accredited investor” (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer.  Each Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

(i)

Certain Fees.  The Purchasers have not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

(j)

Independent Investment.  Except as may be disclosed in any filings made by a Purchaser with the Commission, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Securities.

(k)

No Trading.  Commencing on the date that the Purchasers were initially contacted regarding an investment in the Securities, none of the Purchasers has engaged in any short sale of the Common Stock and will not engage in any short sale of the Common Stock prior to the date that is thirty (30) days following the date that the transactions contemplated by this Agreement are announced pursuant to Section 3.10 hereof.

(l)

Due Diligence. Each Purchaser, severally and not jointly, hereby represents that, in connection with the Purchaser’s investment or the Purchaser’s decision to purchase the Securities, the Purchaser has not relied on any statement or representation of any Person, including any such statement or representation by the Company or the placement agent or any of their respective controlling Persons,  officers, directors, partners, agents and employees or any of their respective attorneys, except as specifically set forth herein..

ARTICLE III

COVENANTS

For so long as any Note or any Additional Note is outstanding, the Company covenants with each Purchaser as follows, which covenants are for the benefit of each Purchaser and their respective permitted assignees.

Section 3.1

Securities Compliance.  The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers, or their respective subsequent holders.

Section 3.2

Registration and Listing.  The Company shall cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act, to comply with all requirements related to any registration statement filed pursuant to this Agreement, and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein.  The Company will take all action necessary to continue the listing or trading of its Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing to list all of the Conversion Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Conversion Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Conversion Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible.  The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.  Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.  Upon the request of the Purchasers, the Company shall deliver to the Purchasers a written certification of a duly authorized officer as to whether it has complied with the issuer requirements of Rule 144.

Section 3.3

Inspection Rights.  Provided the same would not be in violation of Regulation FD, the Company shall permit, during normal business hours and upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser shall be obligated hereunder to purchase the Notes or shall beneficially own any Conversion Shares or Warrant Shares, for purposes reasonably related to such Purchaser's interests as a stockholder, to examine the publicly available, non-confidential records and books of account of, and visit and inspect the properties, assets, operations and business of the Company, and to discuss the publicly available, non-confidential affairs, finances and accounts of the Company with any of its officers, consultants, directors and key employees.  Nothing contained herein shall be construed to limit any rights which a holder of any Securities may otherwise have with respect to the books and records of the Company and its subsidiaries, to inspect its properties or to discuss its affairs, finances and accounts.

Section 3.4

Compliance with Laws.  The Company shall and shall cause each of its subsidiaries to duly comply in all material respects with any material laws, ordinances, rules and regulations of any foreign, federal, state or local government or any agency thereof, or any writ, order or decree, and conform to all valid requirements of governmental authorities relating to the conduct of their respective businesses, properties or assets.

Section 3.5

Keeping of Records and Books of Account.  The Company shall keep adequate records and books of account, in which full, true and complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

Section 3.6

Reporting Requirements.  If the Commission ceases making the Company’s periodic reports available via the Internet without charge, then the Company shall furnish the following to each Purchaser so long as such Purchaser shall be obligated hereunder to purchase the Securities or shall beneficially own Securities:

(a)

Quarterly Reports filed with the Commission on Form 10-QSB as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission;

(b)

Annual Reports filed with the Commission on Form 10-KSB as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission; and

(c)

Copies of all notices, information and proxy statements in connection with any meetings that are, in each case, provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

Section 3.7

Other Agreements.  The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company under any Transaction Document.

Section 3.8

Use of Proceeds.  The net proceeds from the sale of the Securities hereunder shall be used by the Company for working capital, general corporate purposes and  the funding of the Company’s strategic initiatives and not to repay any Indebtedness or redeem any Common Stock or securities convertible, exercisable or exchangeable into Common Stock or to settle any outstanding litigation; provided, however, the Company shall use the proceeds to repay the May 2006 Notes in accordance with this Agreement.

Section 3.9

Reporting Status.  For so long as a Purchaser beneficially owns any of the Securities, and until such time as all the Securities are saleable by the Purchaser under Rule 144(k) under the Securities Act, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.  As long as any Purchaser owns Securities, the Company will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) or any successor rule such information as is required for the Purchasers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 3.10

Disclosure of Transaction.  The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the “Press Release”) on the day of the Closing but in no event later than one hour after the Closing; provided, however, that if the Closing occurs after 4:00 P.M. Eastern Time on any Trading Day, the Company shall issue the Press Release no later than 9:00 A.M. Eastern Time on the first Trading Day following the Closing Date.  The Company shall also file with the Commission a Current Report on Form 8-K (the “Form 8-K”) describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, the form of Note, the Registration Rights Agreement, the Security Agreement, each form of Warrant and the Press Release) as soon as practicable following the Closing Date but in no event more than two (2) Trading Days following the Closing Date, which Press Release and Form 8-K shall be subject to prior review and reasonable comment by the Purchasers.  "Trading Day" means any day during which the principal exchange on which the Common Stock is traded shall be open for trading.

Section 3.11

Disclosure of Material Information.  The Company covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

Section 3.12

Pledge of Securities.  The Company acknowledges that the Securities may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of the Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that a Purchaser and its pledgee shall be required to comply with the provisions of Article V hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. At the Purchasers' expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Purchaser.

Section 3.13

Amendments.  The Company shall not amend or waive any provision of the Certificate of Incorporation or Bylaws of the Company in any way that materially adversely affects the rights of the Purchasers without the prior written consent of the holders of the majority of the principal amount of the Notes issued pursuant to this Agreement then outstanding (the "Majority Holders").  For purposes of this Agreement, the term "Majority Holders" shall be deemed to include the holders of any Additional Notes. For the purposes of clarity, it is agreed that the increase from time to time, as approved and recommended to the Company’s stockholders by the Company’s board of directors, of the Company’s pool of authorized and available Common Stock, shall not be deemed or construed to materially adversely affect the rights of the Purchasers.

Section 3.14

Distributions.  So long as any Notes remain outstanding, the Company agrees that it shall not, without the prior written consent of the Majority Holders (i) declare or pay any dividends or make any distributions to any holder(s) of any shares of capital stock of the Company or (ii) purchase, redeem or otherwise acquire for value, directly or indirectly, any shares of capital stock of the Company or warrants or rights to acquire such capital stock.

Section 3.15

Reservation of Shares.  So long as any of the Notes or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized and reserved solely for the purpose of issuance of the Conversion Shares and the Warrant Shares, one hundred ten percent (110%) of the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and one hundred percent (100%) of the aggregate number of shares of Common Stock needed to provide for the issuance of the Warrant Shares, free and clear of any preemptive rights.

Section 3.16

[Intentionally Omitted]

Section 3.17

[Intentionally Omitted].

Section 3.18

Form SB-2 Eligibility.  The Company currently meets the "registrant eligibility" and transaction requirements set forth in the general instructions to Form SB-2 applicable to "resale" registrations on Form SB-2 and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner.

Section 3.19

May 2006 Notes.

(a)

Except as set forth in Section 3.19(b) hereof, from and after 180 days after the Closing Date hereof, the Company shall not offer to use its shares of its capital stock to repay any amount of principal or interest outstanding on those certain 8% Senior Secured Convertible Debentures issued on May 26, 2006 (the “May 2006 Notes”), subject to the May 2006 Notes’ holders right to convert into shares of the Company’s Common Stock the amounts owed to them under such notes.

(b)

The Company may use shares of its capital stock to repay any amount of principal or interest outstanding on the May 2006 Notes following the Closing Date and prior to the end of the period identified in the subsection (a) above; provided that, it shall not issue any such shares at a price, including any discount required under the terms of the May 2006 Notes, below $.075 per share; and further provided, that in the event that the Company does not complete the Additional Note and Warrant Financing in the amount of $5 million on or before September 30, 2007, then the above restriction relating to the effective per share rate of payment shall not apply with respect to the liquidating payment on the May 2006 Notes that is due on November 1, 2007.

Section 3.20

Subsequent Financings.

(a)

For a period of one (1) year following the Closing Date, the Company covenants and agrees to promptly notify (in no event later than five (5) days after making or receiving an applicable offer) in writing (a "Rights Notice") each Purchaser of the terms and conditions of any proposed private offer or sale to, or exchange with (or other type of distribution to) any third party (a “Subsequent Financing”), of Common Stock or any debt or equity securities convertible, exercisable or exchangeable into Common Stock; provided, however, prior to delivering a Rights Notice to each Purchaser, the Company shall first deliver to each Purchaser a written notice of the Company’s intention to effect a Subsequent Financing (“Pre-Notice”) within three (3) Trading Days of making or receiving an applicable offer, which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing.  Each Purchaser must notify the Company within three (3) Trading Days of receipt of the Pre-Notice that such Purchaser elects to review the details of such financing (“Pre-Notice Acceptance”).  Upon the Company’s receipt of a Pre-Notice Acceptance, and only upon the Company’s receipt of a Pre-Notice Acceptance, the Company shall promptly, but no later than two (2) Trading Days after such receipt, deliver a Rights Notice to such Purchaser.  The Rights Notice shall describe, in reasonable detail, the proposed Subsequent Financing, the names and investment amounts of all investors participating in the Subsequent Financing, the proposed closing date of the Subsequent Financing, which shall be within twenty (20) calendar days from the date of the Rights Notice, and all of the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith.  The Rights Notice shall provide each Purchaser an option (the “Rights Option”) during the five (5) Trading Days following delivery of the Rights Notice (the “Option Period”) to inform the Company whether such Purchaser will purchase up to its pro rata portion of all or a portion of the securities being offered in such Subsequent Financing on the same, absolute terms and conditions as contemplated by such Subsequent Financing.  For the avoidance of doubt, the Purchasers may elect to participate in up to 100% of the Subsequent Financing.  If any Purchaser elects not to participate in such Subsequent Financing, the other Purchasers may participate on a pro-rata basis so long as such participation in the aggregate does not exceed the aggregate Purchase Price of all Purchasers hereunder.  For purposes of this Section, all references to “pro rata” means, for any Purchaser electing to participate in such Subsequent Financing, the percentage obtained by dividing (x) the principal amount of the Notes purchased by such Purchaser at the Closing by (y) the total principal amount of all of the Notes purchased by all of the participating Purchasers at the Closing.  Delivery of any Rights Notice constitutes a representation and warranty by the Company that there are no other material terms and conditions, arrangements, agreements or otherwise except for those disclosed in the Rights Notice, to provide additional compensation to any party participating in any proposed Subsequent Financing, including, but not limited to, additional compensation based on changes in the Purchase Price or any type of reset or adjustment of a purchase or conversion price or to issue additional securities at any time after the closing date of a Subsequent Financing.  If the Company does not receive notice of exercise of the Rights Option from the Purchasers within the Option Period, the Company shall have the right to close the Subsequent Financing on the scheduled closing date with a third party; provided that all of the material terms and conditions of the closing are the same as those provided to the Purchasers in the Rights Notice.  If the closing of the proposed Subsequent Financing does not occur within five (5) Trading Days of that date, any closing of the contemplated Subsequent Financing or any other Subsequent Financing shall be subject to all of the provisions of this Section 3.20(a), including, without limitation, the delivery of a new Rights Notice.  The provisions of this Section 3.20(a) shall not apply to issuances of securities in a Permitted Financing.   For purposes of this Section 3.20, the term “Purchaser” shall include any purchaser of Additional Notes and Warrants in the Additional Note and Warrant Financing.

(b)

For purposes of this Agreement, a Permitted Financing (as defined hereinafter) shall not be considered a Subsequent Financing.  A "Permitted Financing" shall mean (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of this Agreement or issued pursuant to this Agreement (so long as the conversion or exercise price of such securities is not lowered to a price below $.075 per share, and so long as the number of shares of Common Stock underlying such securities is not otherwise increased), (iii) securities issued in connection with bona fide strategic license agreements or other partnering arrangements (whether or not existing as of the date hereof) with a third party (whether or not affiliated with the Company as of the date hereof)  so long as such issuances are not for the sole purpose of raising capital, (iv) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Company’s stock option plans and employee stock purchase plans or non-employee directors stock option or purchase plans, in each case approved by the Company’s Board of Directors; provided that, the aggregate amount of Common Stock and Common Stock underlying options issued pursuant to such plans shall not exceed ten percent (10%) of the total amount of Common Stock then issued and outstanding, (v) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement, (vi) securities issued for services provided to the Company by public or investor relations firms and approved by the Company’s Board of Directors (vii) securities issued pursuant to the Additional Note and Warrant Financing and securities issuable upon the conversion or exercise of such securities issued pursuant to the Additional Note and Warrant Financing and (viii) the Designee Warrants (as defined below in Section 3.21).

Section 3.21

Board Seats.

(a)

Subject to the provisions of this Section 3.21, from the Closing Date and until such time as Vicis's fully diluted ownership of the Company, is less than 10%, Vicis shall be entitled to designate one member of the Company’s Board of Directors pursuant to the procedures in subsection (b) below; provided that, in the event that the number of directors on the Company’s Board of Directors is greater than five (5), Vicis shall have the right to designate the number of members of the Company’s Board of Directors equal to the product of Vicis’s fully diluted ownership of the Company multiplied by the total number of directors of the Company, rounded up.  By way of example, if the Board of Directors is expanded to six (6) members and Vicis’s fully diluted ownership of the Company is 25%, then Vicis would be entitled to designate 2 members of the Company’s Board of Directors.  Each person designated by Vicis is hereinafter referred to as a ”Designee” and collectively, the “Designees”.  The Company covenants that it will increase the size of the board of directors and take such other action at any such time as necessary to comply with the requirements imposed upon it under this subsection.

(b)

Beginning with the 2008 Annual Meeting of the Stockholders of the Company, at each Annual Meeting of the Stockholders of the Company, the number of Designees to which Vicis is entitled under subsection (a) above will be nominated for inclusion in management slate of directors. Prior thereto, Vicis will advise the Company in writing of the identity of each such Designee, who shall be a natural person, and the Board shall have the opportunity to accept or reject such Designee, in its discretion to be reasonably exercised, provided that, the Company shall not be obligated to nominate a Designee if (i) the nomination of such Designee would  violate rules, regulations or other standards of the Commission or the Trading Market, (ii) the Designee is affiliated with a competitor of the Company, or (iii) the Designee does not meet the Company’s written director qualification standards. Until such time as the Company shall hold its 2008 Annual Meeting of the Stockholders, Vicis shall have the right to appoint one observer to the Board’s meetings.  All Designees elected by stockholders of the Company shall be appointed to the standing committees of the Board of Directors.

(c)

In the event that (i) the Board shall fail to nominate and recommend that any Designee be elected by the Company’s stockholders or (ii) a Designee elected by the stockholders of the Company is not appointed to all standing committees of the Board of Directors, for any reason for any reason other than (x) the nomination or appointment of such Designee would violate rules, regulations or other standards of the Commission or the Trading Market, (y) the Designee is affiliated with a competitor of the Company, or (z) the Designee does not meet the Company’s written director qualification standards, then for each Designee not so nominated and recommended for election or appointed to a standing committee of the Board of Directors, the Company shall issue to the Purchaser, as liquidated damages and not as a penalty, a five-year warrant to purchase 5,000,000 shares of Common Stock at an exercise price of $.01 and otherwise with such terms contained in, and in substantially the form of, the Series A Warrants (the “Designee Warrants”).

(d)

At such time that Vicis's fully diluted ownership of the Company is less than 10%, Vicis shall request that all Designees immediately resign their positions with the Company.

(e)

The rights granted under this Section 3.21 may not be assigned to any subsequent holder of the Notes

Section 3.22

Additional Affirmative Covenants.  The Company hereby covenants and agrees, so long as any Note remains outstanding, as follows:

(a)

Maintenance of Corporate Existence.  The Company shall and shall cause its subsidiaries to, maintain in full force and effect its corporate existence, rights and franchises and all material terms of licenses and other rights to use licenses, trademarks, trade names, service marks, copyrights, patents or processes owned or possessed by it and necessary to the conduct of its business.

(b)

Maintenance of Office.  The Company will maintain its principal office at the address of the Company set forth in Section 7.4 of this Agreement where notices, presentments and demands in respect of this Agreement and any of the Securities may be made upon the Company, until such time as the Company shall notify the holders of the Securities in writing, at least thirty (30) days prior thereto, of any change of location of such office.

(c)

Maintenance of Properties.  The Company shall and shall cause its Subsidiaries to, keep each of its properties necessary to the conduct of its business in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company shall and shall its Subsidiaries to at all times comply with each material provision of all leases to which it is a party or under which it occupies property.

(d)

Payment of Taxes.  The Company shall and shall cause its Subsidiaries to, promptly pay and discharge, or cause to be paid and discharged when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, assets, property or business of the Company and its Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall be contested timely and in good faith by appropriate proceedings, if the Company or its Subsidiaries shall have set aside on its books adequate reserves with respect thereto, and the failure to pay shall not be prejudicial in any material respect to the holders of the Securities, and provided, further, that the Company or its Subsidiaries will pay or cause to be paid any such tax, assessment, charge or levy forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

(e)

Payment of Indebtedness.  The Company shall and shall cause its Subsidiaries to pay or cause to be paid all Indebtedness incident to the operations of the Company or its Subsidiaries (including, without limitation, claims or demands of workmen, materialmen, vendors, suppliers, mechanics, carriers, warehousemen and landlords) which, if unpaid might become a lien (except for Permitted Liens (defined below)) upon the assets or property of the Company or its Subsidiaries.

(f)

Payment of the Notes.  The Company shall pay the principal of and interest on the Notes in the time, the manner and the form provided therein, except to the extent converted into Common Stock in accordance with their terms.

(g)

Maintenance of Insurance.  The Company shall and shall cause its Subsidiaries to, keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by theft, fire, explosion and other risks customarily insured against by companies in the line of business of the Company or its Subsidiaries, in amounts sufficient to prevent the Company and its Subsidiaries from becoming a co-insurer of the property insured; and the Company shall and shall cause its Subsidiaries to maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated or as may be required by law, including, without limitation, general liability, fire and business interruption insurance, and product liability insurance as may be required pursuant to any license agreement to which the Company or its Subsidiaries is a party or by which it is bound.

(h)

Notice of Adverse Change.  The Company shall promptly give notice to all holders of any Securities (but in any event within seven (7) days) after becoming aware of the existence of any condition or event which constitutes, or the occurrence of, any of the following:

(i)

any Event of Default (as hereinafter defined);

(ii)

any other event of noncompliance by the Company or its Subsidiaries under this Agreement;

(iii)

the institution or threatening of institution of an action, suit or proceeding against the Company or any Subsidiaries before any court, administrative agency or arbitrator, including, without limitation, any action of a foreign government or instrumentality, which, if adversely decided, could materially adversely affect the business, prospects, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole whether or not arising in the ordinary course of business; or

(iv)

any information relating to the Company or any subsidiary which could reasonably be expected to materially and adversely affect (A) the assets, property, business or condition (financial or otherwise) of the Company, to the extent that applicable provisions of the Exchange Act, Securities Act or rules or regulations of a Trading Market would require disclosure of such information, or (B) its ability to perform the terms of this Agreement.

Any notice given under this Section 3.22(h) shall specify the nature and period of existence of the condition, event, information, development or circumstance, the anticipated effect thereof and what actions the Company has taken and/or proposes to take with respect thereto.

(i)

Compliance With Agreements.  The Company shall and shall cause its Subsidiaries to comply in all material respects, with the terms and conditions of all material agreements, commitments or instruments to which the Company or any of its Subsidiaries is a party or by which it or they may be bound.

(j)

Protection of Licenses, etc.  The Company shall, and shall cause its Subsidiaries to, maintain, defend and protect to the best of their ability licenses and sublicenses (and to the extent the Company or a Subsidiaries is a licensee or sublicensee under any license or sublicense, as permitted by the license or sublicense agreement), trademarks, trade names, service marks, patents and applications therefor and other proprietary information owned or used by it or them and shall keep duplicate copies of any licenses, trademarks, service marks or patents owned or used by it, if any, at a secure place selected by the Company.

(k)

Further Assurances.  From time to time the Company shall execute and deliver to the Purchasers and the Purchasers shall execute and deliver to the Company such other instruments, certificates, agreements and documents and take such other action and do all other things as may be reasonably requested by the other party in order to implement or effectuate the terms and provisions of this Agreement and any of the Securities.

Section 3.23

Additional Negative Covenants.   The Company hereby covenants and agrees, so long as any Note remains outstanding, it will not (and not allow any of its Subsidiaries to), directly or indirectly, without the prior written consent of the Majority Holders, as follows:

(a)

Reclassification.  Effect any reclassification of the Common Stock.

(b)

Liens.  Except as otherwise provided in this Agreement, create, incur, assume or permit to exist any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of the Company or any subsidiary under any conditional sale or other title retention agreement or any capital lease, upon or with respect to any property or asset of the Company or any Subsidiary (each a "Lien" and collectively, "Liens"), except that the foregoing restrictions shall not apply to:

(i)

liens for taxes, assessments and other governmental charges, if payment thereof shall not at the time be required to be made, and provided such reserve as shall be required by generally accepted accounting principles consistently applied shall have been made therefor;

(ii)

liens of workmen, materialmen, vendors, suppliers, mechanics, carriers, warehouseman and landlords or other like liens, incurred in the ordinary course of business for sums not then due or being contested in good faith, if an adverse decision in which contest would not materially affect the business of the Company;

(iii)

liens securing indebtedness of the Company or any subsidiaries which is in an aggregate principal amount not exceeding $500,000 and which liens are subordinate to liens on the same assets held by the Purchasers; provided that, the foregoing amount may be increased to $1,000,000 in the event that the Company does not, within one hundred fifty (150) days following the Closing Date, issue Notes and Additional Notes with an aggregate principal amount of $12,500,000;

(iv)

statutory liens of landlords, statutory liens of banks and rights of set-off, and other liens imposed by law, in each case incurred in the ordinary course of business (i) for amounts not yet overdue or (ii) for amounts that are overdue and that are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by generally accepted accounting principles shall have been made for any such contested amounts;

(v)

liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

(vi)

any attachment or judgment lien not constituting an Event of Default;

(vii)

easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of the Company or any of its subsidiaries;

(viii)

any (i) interest or title of a lessor or sublessor under any lease, (ii) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (iii) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (ii), so long as the holder of such restriction or encumbrance agrees to recognize the rights of such lessee or sublessee under such lease;

(ix)

liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(x)

any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

(xi)

liens securing obligations (other than obligations representing debt for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Company and its subsidiaries; and

(xii)

the replacement, extension or renewal of any lien permitted by this Section 3.23(b) upon or in the same property theretofore subject or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the indebtedness secured thereby.

All of the Foregoing Liens described in subsections (i) – (xii) above shall be referred to as "Permitted Liens".

(c)

Indebtedness.  Create, incur, assume, suffer, permit to exist, or guarantee, directly or indirectly, any Indebtedness, excluding, however, from the operation of this covenant:

(i)

any Indebtedness or the incurring, creating or assumption of any Indebtedness secured by liens permitted by the provisions of Section 3.23(b) above;

(ii)

the endorsement of instruments for the purpose of deposit or collection in the ordinary course of business;

(iii)

Indebtedness which may, from time to time be incurred or guaranteed by the Company which in the aggregate principal amount does not exceed $500,000 and is subordinate to the Indebtedness under this Agreement; provided that, the foregoing amount may be increased to $1,000,000 in the event that the Company does not, within one hundred fifty (150) days following the Closing Date, issue Notes and Additional Notes with an aggregate principal amount of $12,500,000;

(iv)

Indebtedness under the Notes or disclosed in the Commission Documents filed prior to the date hereof and otherwise existing on the date hereof;

(v)

Indebtedness relating to contingent obligations of the Company and its Subsidiaries under guaranties in the ordinary course of business of the obligations of suppliers, customers, and licensees of the Company and its Subsidiaries;

(vi)

Indebtedness relating to loans from the Company to its Subsidiaries;

(vii)

Indebtedness relating to capital leases in an amount not to exceed $500,000;

(viii)

accounts or notes payable arising out of the purchase of merchandise or services in the ordinary course of business; or

(ix)

Indebtedness (if any) expressly permitted by, and in accordance with, the terms and conditions of this Agreement.

(d)

Liquidation or Sale.  Sell, transfer, lease or otherwise dispose of 50% or more of its consolidated assets (as shown on the most recent financial statements of the Company or a Subsidiary, as the case may be) in any single transaction or series of related transactions (other than the sale of inventory in the ordinary course of business), or liquidate, dissolve, recapitalize or reorganize in any form of transaction, or acquire all or substantially all of the capital stock or assets of another business or entity to the extent not otherwise permitted by this Agreement.

(e)

Change of Control Transaction.  Enter into a Change in Control Transaction with out the consent of the Majority Holders. For purposes of this Agreement, "Change in Control Transaction" means, except with respect to acquisitions by the Company in the normal course of business, the occurrence of (i) an acquisition by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company (except that the acquisition of voting securities by the Purchasers shall not constitute a Change of Control Transaction for purposes hereof), (ii) the merger or consolidation of the Company or any subsidiary of the Company in one or a series of related transactions with or into another entity (except in connection with a merger involving the Company solely for the purpose, and with the sole effect, of reorganizing the Company under the laws of another jurisdiction; provided that the certificate of incorporation and bylaws (or similar charter or organizational documents) of the surviving entity are substantively identical to those of the Company and do not otherwise adversely impair the rights of the Purchasers), or (iii) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

(f)

Loans and Advances.  Except for loans and advances outstanding as of the Closing Date and for travel and other business expenses advanced to employees in the ordintary course of business, directly or indirectly, make any advance or loan to, or guarantee any obligation of, any Person, except for intercompany loans or advances and those provided for in this Agreement.

(g)

Transactions with Affiliates.

(i)

Make any intercompany transfers of monies or other assets in any single transaction or series of transactions, except as otherwise permitted in this Agreement.

(ii)

Engage in any transaction with any of the officers, directors, employees or affiliates of the Company or of its subsidiaries, except on terms no less favorable to the Company or the subsidiary as could be obtained in an arm's length transaction, except for employment agreements and other compensation arrangements with employees, service providers and directors made in the ordinary course of the Company’s business.

(iii)

Divert (or permit anyone to divert) any business or opportunity of the Company or subsidiary to any other corporate or business entity.

(h)

Other Business.  Enter into or engage, directly or indirectly, in any business other than the business currently conducted or proposed to be conducted as of the date of this Agreement by the Company or any Subsidiary.

(i)

Investments.  Make any investments in, or purchase any stock, option, warrant, or other security or evidence of Indebtedness of, any Person (exclusive of any subsidiary), other than obligations of the United States Government or certificates of deposit or other instruments maturing within one year from the date of purchase from financial institutions with capital in excess of $50 million; provided that the Company may make investments not to exceed $1,00,000 outside of the foregoing requirements; and further provided that, the Company may acquire or invest in entities that are engaged in businesses substantially related to the businesses operated by the Company at the Closing Date.

(j)

Registration Statements.  Without the consent of the Majority Holders, file any registration statement with the Commission until the earlier of: (i) 60 Trading Days following the date that a registration statement or registration statements registering all the Securities is declared effective by the Commission; and (ii) the date the Securities are saleable under Rule 144(k) under the Securities Act; provided that this Section shall not prohibit the Company from filing a post effective amendment to registration statements that was declared effective prior to the date hereof or to a registration statement filed with the Commission on Forms S-4 or S-8.

For purposes of this Article III, the term "Subsidiary" shall be deemed to include and subsidiary of the Company acquired or formed after the date hereof.

ARTICLE IV

CONDITIONS

Section 4.1

Conditions Precedent to the Obligation of the Company to Close and to Sell the Securities.  The obligation hereunder of the Company to close and issue and sell the Securities to the Purchasers at the Closing is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below.  These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

(a)

Accuracy of the Purchasers’ Representations and Warranties.  The representations and warranties of each Purchaser shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b)

Performance by the Purchasers.  Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

(c)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

Delivery of Purchase Price; Surrender of Bridge Note.  The Company shall have received from each Purchaser the Purchase Price set forth opposite the name of such Purchaser on Schedule A hereto, and, in connection therewith, Vicis shall have surrendered for cancellation the Bridge Note.

(e)

Delivery of Transaction Documents.  The Transaction Documents shall have been duly executed and delivered by the Purchasers and, with respect to the Escrow Agreement, the escrow agent, to the Company.

Section 4.2

Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Securities.  The obligation hereunder of the Purchasers to purchase the Securities and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below.  These conditions are for the Purchasers’ sole benefit and may be waived by the Purchasers at any time in their sole discretion.

(a)

Accuracy of the Company's Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

(b)

Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c)

No Suspension, Etc.  Trading in the Common Stock shall not have been suspended by the Commission or the OTC Bulletin Board (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities.

(d)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e)

No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f)

Opinion of Counsel.  The Purchasers shall have received an opinion of counsel to the Company, dated the date of the Closing, substantially in the form of Exhibit H hereto, with such exceptions and limitations as shall be reasonably acceptable to counsel to the Purchasers.

(g)

Notes and Warrants.  At or prior to the Closing Date, the Company shall have delivered to the Purchasers the Notes (in such denominations as each Purchaser may request) and the Warrants (in such denominations as each Purchaser may request).

(h)

Secretary's Certificate.  The Company shall have delivered to the Purchasers a secretary's certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Certificate, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(i)

Officer's Certificate.  On the Closing Date, the Company shall have delivered to the Purchasers a certificate signed by an executive officer on behalf of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in paragraphs (b)-(e) and (l) of this Section 4.2 as of the Closing Date (provided that, with respect to the matters in paragraphs (d) and (e) of this Section 4.2, such confirmation shall be based on the knowledge of the executive officer after due inquiry).

(j)

Registration Rights Agreement.  As of the Closing Date, the Company shall have executed and delivered the Registration Rights Agreement to each Purchaser.

(k)

Transfer Agent Instructions.  The Irrevocable Transfer Agent Instructions, in the form of Exhibit G attached hereto, shall have been delivered to the Company’s transfer agent.

(l)

Escrow Agreement.  At the Closing, the Company and the escrow agent shall have executed and delivered the Escrow Agreement to each Purchaser.

(m)

Security Documents.  At the Closing, Company or its Subsidiaries, as applicable, shall have executed and delivered the Security Agreement.

(n)

UCC Financing Statements.  The Company shall have filed all UCC financing statements in form and substance satisfactory to the Purchasers at the appropriate offices.

(o)

Repayment of May 2006 Notes.  The Company shall have repaid the May 2006 Notes in an amount sufficient to have caused the security interest on the Company’s intellectual property and other assets securing the obligations of the Company under the May 2006 Notes to be terminated.

(p)

Material Adverse Effect.  No Material Adverse Effect shall have occurred at or before the Closing Date.

ARTICLE V

CERTIFICATE LEGEND

Section 5.1

Legend.  Each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR AMBIENT CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Notes or exercise of the Warrants in the form of Exhibit G attached hereto (the “Irrevocable Transfer Agent Instructions”).  Prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in this Section 5.1. Certificates evidencing the Conversion Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 5.1 hereof), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Conversion Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Conversion Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission).  The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of a registration statement covering such Conversions Shares or Warrant Shares, if required by the Company’s transfer agent, to effect the removal of the legend hereunder.  If all or any portion of a Note or Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Conversion Shares or the Warrant Shares, such Conversions Shares and Warrant Shares, as the case may be, shall be issued free of all legends.  The Company agrees that following the effective date of the registration statement covering Conversion Shares or Warrant Shares or at such time as such legend is no longer required under this Section 5.1, it will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Conversion Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such date, the “Delivery Date”), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Whenever a certificate representing the Conversion Shares or Warrant Shares is required to be issued to a Purchaser without a legend, in lieu of delivering physical certificates representing the Conversion Shares or Warrant Shares, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Conversion Shares or Warrant Shares to a Purchaser by crediting the account of such Purchaser's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system (to the extent not inconsistent with any provisions of this Agreement).

Section 5.2

Liquidated Damages.  The Company understands that a delay in the delivery of unlegended certificates for the Conversion Shares or the Warrant Shares as set forth in Section 5.1 hereof beyond the Delivery Date could result in economic loss to a Purchaser.  If the Company fails to deliver to a Purchaser such shares via DWAC or a certificate or certificates pursuant to this Section hereunder by the second Trading Day following the Delivery Date, the Company shall pay to such Purchaser, in cash, $10,000 per Trading Day for each Trading Day after the Delivery Date until such certificate is delivered (which amount shall be paid as liquidated damages and not as a penalty).  Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

Section 5.3

Sales by Purchasers.  Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in Section 5.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

ARTICLE VI

INDEMNIFICATION

Section 6.1

Company Indemnity.  The Company agrees to indemnify and hold harmless the Purchasers (and their respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchasers as a result of (a) any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein as such are incurred, except to the extent that such amounts result from the Purchasers’ failure to perform any covenant or agreement contained in this Agreement or the Purchaser's illegal or willful misconduct, gross negligence, misrepresentations, recklessness or bad faith (in each case, as determined by a non-appealable judgment to such effect or a judgment not appealed in the requisite time period) in performing its obligations under this Agreement or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).

Section 6.2

Indemnification Procedure.  Any party entitled to indemnification under this Article VI (an "indemnified party") will give written notice to the indemnifying party of any matter giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnifying party a conflict of interest between it and the indemnified party exists with respect to such action, proceeding or claim (in which case the indemnifying party shall be responsible for the reasonable fees and expenses of one separate counsel for the indemnified parties), to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim.  In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder.  The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim.  The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense (but not control) with counsel of its choice at its sole cost and expense.  The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent.  Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim.  The indemnification obligations to defend the indemnified party required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party shall refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification.  The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.  No indemnifying party will be liable to the indemnified party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the indemnified party’s breach of any of the representations, warranties or covenants made by such party in this Agreement or in the other Transaction Documents.

ARTICLE VII

MISCELLANEOUS

Section 7.1

Fees and Expenses.  The Company shall bear its own expenses and legal fees incurred on its behalf with respect to the negotiation, execution and consummation of the transactions contemplated by this Agreement, and without requiring any documentation therefor, the Company will reimburse Vicis $50,000 for all fees and expenses incurred by it with respect to the negotiation, execution and consummation of the transactions contemplated by this Agreement and the transactions contemplated hereby and due diligence conducted in connection therewith, including the fees and disbursements of counsel and auditors for Vicis.  Such reimbursement shall be paid on the Closing Date by the Purchaser deducting such $50,000 from the Purchase Price.  The Company shall pay all reasonable fees and expenses incurred by the Purchasers in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys' fees and expenses.

Section 7.2

Specific Performance; Consent to Jurisdiction; Venue.

(a)

The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)

The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue.  The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York.  The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law.  The Company agrees to pay all costs and expenses of enforcement of the Transaction Documents, including, without limitation, reasonable attorneys' fees and expenses.  The parties hereby waive all rights to a trial by jury.

Section 7.3

Entire Agreement; Amendment.  This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein.  No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and Majority Holders.  Any amendment or waiver effected in accordance with this Section 7.3 shall be binding upon each Purchaser (and their permitted assigns) and the Company.

Section 7.4

Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:

Ambient Corporation

79 Chapel Street

Newton, Massachusetts 02458

Attention: Chief Executive Officer

Tel. No.: (617) 332-0004

Fax No.: (617) 663-6191

with copies (which copies

shall not constitute notice

to the Company) to:

Aboudi & Brounstein Law Offices

3 Gavish Street

Kfar Saba Ind. Zone 44641 Israel

Attention: Mr. David Aboudi

Tel No.: +972-9-764-4833

Fax No.: +972-9-764-4834

If to any Purchaser:

At the address of such Purchaser set forth on Exhibit A to this Agreement, with copies to Purchaser’s counsel as set forth on Exhibit A or as specified in writing by such Purchaser with copies to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Attention: Christopher S. Auguste

Tel. No.: (212) 715-9100

Fax No.: (212) 715-8000

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto pursuant to the provisions of this Section 7.4.

Section 7.5

Waivers.  No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.  No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.  This provision constitutes a separate right granted to each Purchaser by the Company and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

Section 7.6

Headings.  The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 7.7

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.  Subject to Section 5.1 hereof, the Purchasers may assign the Securities and its rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company.

Section 7.8

No Third Party Beneficiaries.  Except as contemplated by Article VI hereof, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 7.9

Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 7.10

Survival.  The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closing hereunder.

Section 7.11

Counterparts.  This Agreement may be executed in any number of counterparts (including those delivered by facsimile or other electronic means), all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

Section 7.12

[Intentionally Omitted]

Section 7.13

Severability.  The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 7.14

Further Assurances.  From and after the date of this Agreement, upon the request of the Purchasers or the Company, the Company and each Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized officers as of the date first above written.

AMBIENT CORPORATION
By:
Name:
Title:

PURCHASER:
VICIS CAPITAL MASTER FUND,
a sub-trust of Vicis Capital Series Master Trust
By: Vicis Capital LLC
By:
Name:
Title:

EXHIBIT A

LIST OF PURCHASERS

Purchaser Name and Address	Purchase Price	Principal Amount of Note Acquired	Shares Underlying Series A Warrants Acquired	Shares Underlying Series B Warrants Acquired
Vicis Capital Master Fund Tower 56, Suite 700 126 E. 56th Street, 7th Floor New York, NY 10022 Phone: (212) 909-4600 Fax: (212) 909-4601 Attn: Shad Stastney	7,500,000*	$7,500,000	50,000,000	100,000,000

* Wire amount shall be $3,396,520.54, which consists of the $7,500,000 purchase price less the sum of $4,000,000 (Bridge Note surrendered), $53,479.46 (Bridge Note Interest amount at July 31, 2007 rolled into Note), and $50,000 (fee owed to Vicis pursuant to Section 7.1).

1

EXHIBIT B

FORM OF NOTE

1

EXHIBIT C-1

FORM OF SERIES A WARRANT

2

EXHIBIT C-2

FORM OF SERIES B WARRANT

3

EXHIBIT D

FORM OF REGISTRATION RIGHTS AGREEMENT

4

EXHIBIT E

FORM OF SECURITY AGREEMENT

5

EXHIBIT F

FORM OF ESCROW AGREEMENT

6

EXHIBIT G

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

AMBIENT CORPORATION

as of July __, 2007

[Name and address of Transfer Agent]

Attn:  _____________

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of July __, 2007, by and among Ambient Corporation, a Delaware corporation (the “Company”), and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company is issuing to the Purchasers secured convertible promissory notes (the “Notes”) and warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).  This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon conversion of the Notes (the “Conversion Shares”) and exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Purchaser from time to time upon (i) surrender to you of a properly completed and duly executed Conversion Notice or Exercise Notice, as the case may be, in the form attached hereto as Exhibit I and Exhibit II, respectively, (ii) in the case of the conversion of Notes, a copy of the Note (with the original delivered to the Company) representing the Notes being converted or, in the case of Warrants being exercised, a copy of the Warrants (with the original Warrants delivered to the Company) being exercised (or, in each case, an indemnification undertaking with respect to such Notes or the Warrants in the case of their loss, theft or destruction), and (iii) delivery of a treasury order or other appropriate order duly executed by a duly authorized officer of the Company.  So long as you have previously received written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and no subsequent notice by the Company or its counsel of the suspension or termination of its effectiveness, then certificates representing the Conversion Shares and the Warrant Shares, as the case may be, shall not bear any legend restricting transfer of the Conversion Shares and the Warrant Shares, as the case may be, thereby and should not be subject to any stop-transfer restriction.  Provided, however, that if you have not previously received written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the SEC under the 1933 Act, then the certificates for the Conversion Shares and the Warrant Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, OR AMBIENT CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

and, provided further, that the Company may from time to time notify you to place stop-transfer restrictions on the certificates for the Conversion Shares and the Warrant Shares in the event a registration statement covering the Conversion Shares and the Warrant Shares is subject to amendment for events then current.

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A form of written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares and the Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit III.

Please be advised that the Purchasers are relying upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, each Purchaser is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.  Should you have any questions concerning this matter, please contact me at ___________.

Very truly yours,

AMBIENT CORPORATION
By:
Name:
Title:

ACKNOWLEDGED AND AGREED:
[TRANSFER AGENT]
By:
Name:
Title:
Date:

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EXHIBIT I

AMBIENT CORPORATION

CONVERSION NOTICE

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Note No. ___ into shares of Common Stock of AMBIENT CORPORATION (the “Maker”) according to the conditions hereof, as of the date written below.

Date of Conversion _________________________________________________________

Applicable Conversion Price __________________________________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: _________________________

Signature___________________________________________________________________

[Name]

Address:__________________________________________________________________

_______________________________________________________________________

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EXHIBIT II

FORM OF EXERCISE NOTICE

EXERCISE FORM

AMBIENT CORPORATION

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Ambient Corporation covered by the within Warrant.

Dated: _________________

Signature

___________________________

Address

_____________________

_____________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

Cash Exercise_______

Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________.   Ambient Corporation shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is ____________.

X = Y - (A)(Y)

      B

Where:

The number of shares of Common Stock to be issued to the Holder __________________(“X”).

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised ___________________________ (“Y”).

The Warrant Price ______________ (“A”).

The Per Share Market Value of one share of Common Stock  _______________________ (“B”).

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ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________

Signature

___________________________

Address

_____________________

_____________________

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ Warrant Shares evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________

Signature

___________________________

Address

_____________________

_____________________

FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of _______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

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EXHIBIT III

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[Name and address of Transfer Agent]

Attn:  _____________

Re:

Ambient Corporation

Ladies and Gentlemen:

We are special counsel to Ambient Corporation, a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of July __, 2007, by and among the Company and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers secured convertible promissory notes (the “Notes”) and warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).  Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”), dated as of July __, 2007, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on ________________, 2006, the Company filed a Registration Statement on Form SB-2 (File No. 333-________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the resale of the Registrable Securities which names each of the present Purchasers as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and accordingly, the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Very truly yours,

[COMPANY COUNSEL]

By:

cc:

[LIST NAMES OF PURCHASERS]

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EXHIBIT H

FORM OF OPINION

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